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                                                                    Exhibit 10.3


                        AMENDED AND RESTATED LICENSE AGREEMENT



    THIS AGREEMENT is made as of the 9th day of May, 1997, by and between Bright Licensing Corp., a New York corporation with a place of business at 64 Village Drive, Dix Hills, New York 11746 ("Licensor"), and Orion Acquisition Corporation I, a Delaware corporation with a place of business at 850 Third Avenue, New York, New York 10022 ("Licensee").

                                 W I T N E S S E T H

    WHEREAS, Licensee was formed and initially capitalized by Bright Capital Limited ("Bright") to serve as a vehicle to effect a merger, exchange of capital stock asset acquisition or other business combination ("Business Combination") with an operating business using Bright's proprietary risk allocation structure, as described on EXHIBIT A hereto (the "Structure");

    WHEREAS, Licensee intends to finance the Business Combination, in whole or in part, with the proceeds of a public offering of its securities (the "Offering") and in connection therewith Licensee has filed a Registration Statement of Form SB-2 (the "Registration Statement") with the United States Securities and Exchange Commission (the "SEC"), which Registration Statement has been amended from time to time, but has not yet become effective;

    WHEREAS, Licensor is the owner of the servicemarks "SMA2RT" and "Specialized Merger and Acquisition Allocated Risk Transaction" (collectively, the "Servicemarks") (the "Servicemarks" and the "Structure" are collectively referred to herein as the "Intellectual Property");

    WHEREAS, Licensee sees valuable marketing and other commercial advantage arising from using the Structure and the Servicemarks to market the Offering;

    WHEREAS, Licensee wishes to obtain a non-exclusive, one-time license to use the Intellectual Property to market the Offering during its initial public sale of its securities, and Licensor is willing to permit such use by Licensee in accordance with the terms and conditions of this Agreement;

    WHEREAS, on August 25, 1995 Bright entered into a License Agreement for the Servicemarks with Licensee (the "Prior Agreement);

    WHEREAS, in July 1996, Bright assigned to Licensor all of its right, title and interest in and to the Intellectual Property, including its rights under the Prior Agreement;

    WHEREAS, Licensor and Licensee desire to amend and restate in its entirety the Prior Agreement, which hereafter shall be null and void and superseded and replaced in its entirety by this Agreement;


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    NOW, THEREFORE, in consideration of the premises recited hereinabove which are hereby incorporated into the terms of this Agreement and the promises and mutual covenants herein contained, the parties agree as follows:

    1. GRANT OF LICENSE. Licensor grants to Licensee a non-exclusive, non-transferable license to use the Intellectual Property in the United States to market the Offering, and Licensee accepts the license subject to the terms
and conditions herein contained.   The license granted herein shall be for a
one-time use only in the Offering, and shall not be available to Licensee, or its officers, directors, employees or affiliates, for any other use or subsequent offerings of its or any other entities' securities. For the purposes of this Agreement, the term "affiliate" shall mean any person or entity that directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, Licensee or any of its officers or directors.

    2. CONSIDERATION. In consideration for Licensor's grant of the license set forth herein, Licensor shall receive a license fee from Licensee in the amount of $100,000, $10,000 of which was paid on the date of the Prior Agreement. The balance of the license fee in the amount of $90,000, shall be due and payable upon, and subject to, the closing of the Offering.

    3. OWNERSHIP OF MARK. Licensee acknowledges the proprietary nature of the Structure and the ownership of the Intellectual Property by Licensor, agrees that it will do nothing inconsistent with such ownership, and that all use of the Intellectual Property by Licensee shall inure to the benefit of Licensor. Licensee agrees that nothing in this License shall give Licensee any right, title or interest in the Intellectual Property other than the right to use the Intellectual Property in accordance with this Agreement and Licensee agrees that it will not attack the title of Licensor to the Intellectual Property, or otherwise attack the validity of this Agreement.

    4. FORM OF USE. Licensee agrees to use the Intellectual Property only in the form and manner and with the appropriate legends, and not to use any other mark in combination with the Intellectual Property without the prior written consent of Licensor.

    5. QUALITY STANDARDS. Licensee agrees that the nature and quality of the services rendered by Licensee in connection with the Intellectual Property and all related advertising, promotional and other related uses of the mark by Licensee shall conform to standards set by and under the strict and unilateral control of Licensor. In this regard, Licensee shall provide Licensor with copies of all documents or materials using the Intellectual Property prior to their use, for Licensor's review and approval, which approval shall apply to, without limitation, the selection of


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(and approval of any changes in) the officers and directors of Licensee, the structure of the Offering, the escrow agent for the SMA2RT offering, the investment banker for the SMA2RT offering, the underwriter for the SMA2RT offering, copies of any letters of intent or underwriting agreements relating to or involving SMA2RT offerings, as well as copies of any and all comment letters received from the SEC and state securities or "blue sky" authorities in respect thereof, and any and all responses thereto.

    6. QUALITY MAINTENANCE. Licensee agrees to cooperate with Licensor in facilitating Licensor's control of the nature and quality of Licensee's use of the Intellectual Property, to permit reasonable inspection of Licensee's operations related to its use of the Intellectual Property, and to supply Licensor with specimens of all uses of the Intellectual Property upon request. Licensee shall comply with all applicable laws and regulations pertaining to the use of the Intellectual Property as contemplated by this Agreement.

    7. INFRINGEMENT PROCEEDINGS. Licensee agrees to notify Licensor of any unauthorized use of the Intellectual Property promptly as it comes to Licensee's attention. Either party shall have the right and discretion to bring proceedings, whether in law or equity, against such unauthorized use, at its sole expense.

    8. TERM. The License granted hereunder shall commence as of the date hereof and shall continue for a period of one (1) year thereafter, unless sooner terminated as provided herein; provided, however, that in the event that the Licensee successfully closes its Offering, the Licensee shall have the right to continue to use the Intellectual Property until the earlier of: (i) the closing date of the Business Combination or (ii) the liquidation of the offering proceeds held in the escrow account.

    9. TERMINATION. Licensor shall have the right to terminate the License granted hereunder upon fifteen (15) days' written notice to Licensee in the event of nay affirmative act of insolvency by Licensee, or upon the appointment of any receiver or trustee to take possession of the property of Licensee or upon the winding up, sale, consolidation, or merger of Licensee, or upon the breach of any material provisions hereof by Licensee (which breach is not cured within thirty (30) days after written notice thereof by Licensor). Notwithstanding any of the foregoing or anything to the contrary in this Agreement, in the event that the Licensee does not close its Offering within thirty (30) days from the date that the SEC has advised the Licensor that it has no further comment on the Registration Statement and that the Licensee may request that the Registration Statement be declared effective, or the Registration Statement has not been declared effective within sixty (60) days from the date hereof, then the License granted hereunder may be immediately terminated by written notice of either Licensor or Licensee and thereupon shall be of no further force and effect.


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Licensee shall give Licensor, as and when it receives same, all copies of any correspondence it receives from the SEC and will otherwise advise Licensor of the content of any oral or written communications it receives or otherwise initiates or participates with the SEC. In addition, it shall be a condition to the continuing validity of the License granted hereunder that each person becoming an officer of director of Licensee subsequent to the date hereof specifically acknowledge and agree on the date of their appointment or election to the provisions of this Agreement. Licensor shall provide Licensor with written notice within three (3) days of the appointment or election of any new officers or directors of Licensee, and shall provide to Licensor, together with such notice, such person's written acknowledgement and agreement to the provisions of this Agreement. Licensor shall have the right to terminate the License granted hereunder immediately in the event that any such written notice to Licensee does not include the required undertaking referred to above.

    10. EFFECT OF TERMINATION. Upon termination of the Licensee granted hereunder, Licensee agrees to immediately discontinue all use of the Intellectual Property and any items derived therefrom, or confusingly similar thereto, and that all rights in the Intellectual Property and goodwill contained therewith shall remaining the property of Licensor. Licensee's obligations under Sections 3 and 10 of this Agreement shall survive any termination of this Agreement and/or the License granted hereunder.

    11. NOTICES. All notices and other communications herein provided for shall be sent by postage prepaid, registered, or certified mail, return receipt requested, or delivered personally or by overnight carrier to the parties at their respective addresses as set forth on the first page of this Agreement or to such other address as either party shall give to the other party in the manner provided herein for given notice. Notice by mail shall be considered given on the date received. Notice personally delivered or by overnight carrier shall be considered given at the time it is delivered.

    12. ASSIGNABILITY. No right or obligation under this Agreement shall be assignable by Licensee without the prior written consent of Licensor.

    13. SUCCESSOR AND PERMITTED ASSIGNS. This Agreement shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any persons, other than the parties hereof, Bright and their respective successors and permitted assigns, any rights or remedies under or by any reasons thereof.


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    14.  MODIFICATION OR AMENDMENT.  Any modification or amendment of any provision of this Agreement must be in writing, signed by the parties hereto, and dated subsequent to the date hereof.

    15. WAIVER. The failure by either party to exercise any of its rights under this Agreement or to require the performance of any term of provision of this Agreement, or the waiver by either party or any breach of this Agreement, shall not prevent a subsequent breach of the same or any other term of provision of this Agreement. Any waiver of the performance of any of the terms or conditions of this Agreement shall be effective only if in writing and signed by the party against whom such waiver is to be enforced.

    16. VALIDITY. Licensee represents to Licensor that it has full authority to execute and to perform this Agreement in accordance with its terms; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Licensee and no further authorization or approval, whether of the stockholders or directors of Licensee or governmental bodies or otherwise, is necessary in order to enable Licensee to enter into and perform the same; and this Agreement constitutes a valid and binding obligation enforceable against Licensee in accordance with its terms. If any of the terms and provisions of this Agreement are deemed by a court of competent jurisdiction to be invalid or unenforceable, such terms or provisions shall not invalidate the rest of this Agreement which shall nonetheless remain in full force and effect as if such invalidated or unenforceable terms and provisions had not been made part of this Agreement.

    17. HEADINGS. Headings are included solely for convenience of reference and are not to be considered part of this Agreement.

    18. NO JOINT VENTURE. This is an agreement between separate legal entities and neither party is the agent of the other for any purpose whatsoever. The parties do not intend to create a partnership or joint venture between themselves. Neither party shall have the right to bind the other party to any agreement with a third party or to incur any obligation or liability on behalf of the other party.

    19. COMPLETE AGREEMENT. This Agreement contains the entire Agreement between the parties concerning the subject matter hereof and there are no collateral or precedent representations, agreements or conditions not specifically set forth herein. This Agreement supersedes the prior Agreement in its entirety.

    20. LAW GOVERNING AGREEMENT. The validity of this Agreement and the rights, obligations and relations of the parties hereunder shall be construed and determined under and in accordance with the laws of the State of New York without giving effect to the conflict of laws rules of such State.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

BRIGHT LICENSING CORP.            ORION ACQUISITION CORPORATION I



By:___________________________    By:___________________________
    Dominic Bassani                    David Jan Mitchell
    President                          Chief Executive Officer


ACKNOWLEDGED AND AGREED:



______________________________
David Jan Mitchell



______________________________
C. Thomas McMillen



______________________________
A. J. Nassar


                                         -6-


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                                      EXHIBIT A


Essentially, a SMA2RT deal is a blind pool that consists of two sets of securities which allow the investor to either:

    1. Purchase a security (the "Secured Security") of which all of the proceeds are placed into an escrow for the benefit of the investor and which will be returned if the company does not effect a business combination;

    2. Purchase a separate security (the "Risk Security") that is either exchangeable or convertible into the Secured Security upon the successful completion of a business combination and whose proceeds are not escrowed and are totally at risk. In addition, the proceeds of this security are used to pay the offering expenses, including license fees and underwriting discounts as well as provide working capital for the stated purpose of concluding a business combination;

    3. Lastly, the investors in the Risk Security will achieve a higher rate of return than those in the Secured Security due to the fact that their conversion rate will be substantially less than the price paid by the secured holders.

Therefore, SMA2RT essentially allocates the risk in the transaction to different securities and structures their convertibility into the eventual common stock at the completion of a business combination which will provide different levels of return on investment based not upon the total investment but based upon the risk as represented by the different securities.

The SMA2RT structure does not include, without limitation, the following:

    A "blind pool" securities offering exempt under Rule 419 which consists of "Units" registered with the SEC at the time of the effective date of the offering, with each Unit consisting of one share of common stock and one "Class A Warrant," where (i) no separate Risk Security is registered at the time of the IPO; or (ii) 10% or more of the proceeds of the sale of the Units are not required to be escrowed; or

    A "blind pool" securities offering for a specified industry or business area, structured as a GKN SPAC type of transaction, such as the transactions which Mr. Mitchell has previously acted as principal; or

    A "blind pool" securities offering not exempt under Rule 419, as currently in effect.


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